LORD ABBETT CALIFORNIA
TAX-FREE INCOME FUND, INC.
THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203
800-426-1130


OUR FUND, LORD ABBETT CALIFORNIA TAX-FREE INCOME FUND, INC. (WE OR THE FUND) IS A DIVERSIFIED OPEN-END MANAGEMENT INVESTMENT COMPANY INCORPORATED UNDER MARYLAND LAW ON MAY 21, 1985. WE HAVE A SINGLE CLASS OF SHARES WITH EQUAL RIGHTS AS TO VOTING, DIVIDENDS, ASSETS AND LIQUIDATION.
     OUR INVESTMENT OBJECTIVE IS AS HIGH A LEVEL OF INTEREST INCOME EXEMPT FROM BOTH FEDERAL INCOME TAX AND CALIFORNIA PERSONAL INCOME TAX AS IS CONSISTENT WITH PRESERVATION OF CAPITAL. THE FUND INVESTS IN INTERMEDIATE AND LONG-TERM MUNICIPAL BONDS WHICH CAN FLUCTUATE IN VALUE AS INTEREST RATES CHANGE. WE WILL SEEK TO ATTAIN OUR OBJECTIVE BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF CALIFORNIA MUNICIPAL BONDS. SEE HOW WE INVEST FOR MORE INFORMATION ABOUT OUR OBJECTIVE. THERE CAN BE NO ASSURANCE THAT THE FUND WILL ATTAIN ITS OBJECTIVE.
     THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE FUND OR BY CALLING 800-874-3733. ASK FOR PART B OF THE PROSPECTUS THE STATEMENT OF ADDITIONAL INFORMATION.
   THE DATE OF THIS PROSPECTUS, AND THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION, IS JANUARY 1, 1996.


PROSPECTUS
INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. SHAREHOLDER INQUIRIES SHOULD BE MADE IN WRITING DIRECTLY TO THE FUND OR BY CALLING 800-821-5129. YOU ALSO CAN MAKE INQUIRIES THROUGH YOUR BROKER-DEALER. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


                    CONTENTS                 PAGE
        1       Investment Objective         2

        2       Fee Table                    2

        3       Financial Highlights         2

        4       How We Invest                3

        5       Purchases                    5

        6       Shareholder Services         7

        7       Our Management               8

        8       Dividends, Capital Gains
                Distributions and Taxes      8

        9       Redemptions                  9

        10      Performance                  10


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE FUND IS ONLY OFFERED TO RESIDENTS OF ARIZONA, CALIFORNIA, COLORADO, DISTRICT OF COLUMBIA, HAWAII, NEVADA AND NEW JERSEY.

1    INVESTMENT OBJECTIVE

Our investment objective is to seek as high a level of interest income exempt from both federal income tax and California personal income tax as is consistent with preservation of capital. The Fund invests in intermediate and long-term municipal bonds and its shares can fluctuate in value as interest rates change. Under normal circumstances, we intend to maintain the average weighted stated maturity of municipal bonds held by the Fund at between ten and thirty-five years.

2    FEE TABLE

A summary of the Funds expenses is set forth in the table below. The example is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.

SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Sales Load(1) on Purchases
(See Purchases)                              4.75%
Deferred Sales Load(1) (See  Purchases)      None(2)
ANNUAL FUND OPERATING  EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS
AFTER  MANAGEMENT FEE WAIVER)
Management Fee (See Our  Management)          .40%(3)
12b-1  Fees (See  Purchases)                  .26%(2)
Other Expenses (See Our Management)           .10%
Total Operating Expenses                      .76%(3)

Example: Assume an annual return of 5% and no change in the level of expenses described above. For every $1,000 invested, with reinvestment of all distributions you would pay the following total expenses if you closed your account after the number of years indicated:


        1 year      3 years   5 years   10 years
        $55(4)      $71(4)    $88(4)    $137(4)


(1) Sales load is referred to as sales charge and deferred sales load is referred to as contingent deferred reimbursement charge throughout this Prospectus.
(2) Redemptions of shares on which the Funds 1% Rule 12b-1 sales distribution fee for purchases of $1 million or more has been paid are subject to a 1% contingent deferred reimbursement charge, if the redemption occurs within 24 months after the month of purchase, subject to certain exceptions described herein.
(3) Although not obligated to, Lord, Abbett & Co. (Lord Abbett) may waive a portion of its management fee and assume other expenses with respect to the Fund. It waived a portion of its management fee. The management fees would have been .50% and total operating expenses would have been .86% had Lord Abbett not waived a portion of its management fee. Subsequently, Lord Abbett may change this fee on a partial or complete basis.
(4)  Based on total operating expenses described above.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Fund.

3    FINANCIAL HIGHLIGHTS

The following table has been audited by Deloitte & Touche LLP, independent accountants, in connection with their annual audit of the Funds Financial Statements, whose report thereon is incorporated by reference in the Statement of Additional Information and may be obtained on request, and has been included herein in reliance upon their authority as experts in accounting and auditing.




                                                                                                                   September 3, 1985
                                                                                                                     (Commencement
Per Share Operating                                                 Year Ended August 31,                          of Operations) to
Performance:                            1995     1994     1993     1992     1991     1990     1989    1988     1987  August 31, 1986
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $10.45  $11.79    $11.21   $10.78   $10.19   $10.31    $9.89   $9.95    $10.56     $9.53
INCOME FROM INVESTMENT OPERATIONS
Net investment income                    .588    .623      .656     .663     .684     .685     .712    .713      .734      .786
Net realized and unrealized
gain (loss) on investments              (.038)  (.989)     .872     .5615    .592    (.112)    .413   (.060)    (.559)    1.041
TOTAL FROM INVESTMENT OPERATIONS         .550   (.366)    1.528    1.2245   1.276     .573    1.125    .653      .175     1.827
------------------------------------------------------------------------------------------------------------------------------------
Distributions
Dividends from net investment income    (.590)  (.624)    (.658)   (.672)   (.686)   (.693)   (.705)  (.713)    (.755)    (.797)
Distributions from net realized gain       --   (.350)    (.290)   (.1225)    --       --       --      --      (.030)      --
NET ASSET VALUE, END OF PERIOD        $10.41  $10.45    $11.79   $11.21   $10.78   $10.19   $10.31   $9.89     $9.95    $10.56
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                           5.58%  (3.33)%   14.43%   11.79%   12.90%    5.67%   11.67%   6.91%     1.63%    20.03%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)     $296,274  $329,474  $336,291 $224,505 $138,808 $105,238 $100,378 $82,592  $73,652   $44,984
RATIOS TO AVERAGE NET ASSETS:
Expenses, including waiver              0.76%    0.67%    0.68%    0.67%    0.75%    0.61%    0.55%   0.54%     0.40%     0.27%
Expenses, excluding waiver              0.86%    0.87%    0.88%    0.87%    0.95%    0.94%    0.92%   0.98%     0.94%     1.09%
Net investment income                   5.84%    5.63%    5.68%    5.87%    6.44%    6.75%    6.90%   7.23%     6.85%     7.02%
PORTFOLIO TURNOVER RATE               100.20%   86.05%   81.34%  152.79%  117.39%   38.43%   61.01%  72.06%    43.12%    35.03%

*Total return does not consider the effects of sales charges.
  See Notes to Financial Statements.

4   HOW WE INVEST

We invest primarily in a diversified portfolio of intermediate-term (5-10 years) to long-term (over 10 years) municipal bonds, the interest on which is exempt from both federal income tax and California personal income tax in the opinion of bond counsel to the issuer. The market prices for such securities are not guaranteed and, as with other bond investments, will rise and fall in value as interest rates change. Accordingly, the value of our shares will change as the general levels of interest rates fluctuate. When interest rates decline, values of securities in the portfolio as well as share values generally will rise. Conversely, when interest rates rise, values of securities in the portfolio as well as share values generally will decline. Municipal bonds as used herein and as more fully described in the Statement of Additional Information are debt obligations issued by the State of California, its political subdivisions, agencies and instrumentalities or by territories and possessions of the United States, such as Puerto Rico, if the interest on such obligations is exempt from California personal income tax.


We invest primarily in investment-grade municipal bonds rated at the time of purchase within the four highest grades assigned by Moodys Investors Service, Inc. (Moodys) (Aaa, Aa, A, Baa), Standard & Poors Ratings Services (S&P) (AAA, AA, A, BBB) or Fitch Investors Service (Fitch) (AAA, AA, A, BBB). We also may invest in municipal bonds that are not rated but which are determined by Lord Abbett to be of comparable quality to the rated California municipal bonds in which we may invest. At least 70% of the municipal bonds in our portfolio must be rated, at the time of purchase, within or equivalent to, the three highest such grades. As much as 30% of the municipal bonds in our portfolio may be rated, at the time of purchase, in the fourth highest grade. This grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered a medium grade and has speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. After we purchase a municipal bond, the issuer may cease to be rated, or its rating or quality may be reduced below the minimum required for purchase, which could have an adverse effect on the market value of the issue, but which will not require the elimination of the issue from our portfolio. We may invest up to 10% of our net assets in municipal bonds that are not readily marketable or that are restricted as to resale and which we might not be able to sell on a timely basis or at favorable prices.


The Fund's internal policy restricts investments to municipal bonds which are initially investment grade, i.e., among the four highest grades mentioned above or their equivalent, and we hope to provide above-average tax-free income relative to comparable investment-grade, longer term California municipal bond funds. In view of this internal policy and because we manage the maturities of our investments in accordance with our interest rate expectations, we anticipate
(i) a higher level of tax-free income than a short-term California tax-free municipal bond fund and (ii) a share value tending to fluctuate more than such a short-term fund, but consistent with an investment-grade, longer term California municipal bond fund.

The two principal classifications of municipal bonds are general obligation and limited obligation or revenue bonds. General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds are in most cases revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

We may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment (settlement) for the securities normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by the Fund are each fixed on the purchase date. During the period between purchase and settlement, assets consisting of cash and/or high-grade marketable securities, marked to market daily, of an amount sufficient to make payment at settlement will be segregated at our custodian. There is a risk that yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. While we may sell when-issued securities before settlement, normally we intend to actually acquire such securities unless a sale appears desirable for investment reasons.

Under normal market conditions, we will attempt to invest 100% and, as a matter of fundamental policy which cannot be changed without the approval of shareholders, we will invest at least 80% of the value of our net assets in municipal bonds issued by the State of California and its political subdivisions, agencies and instrumentalities, the interest on which is exempt from California personal income tax as well as federal income tax.

Although normally we intend to be fully invested in municipal bonds, we may temporarily invest up to 20% of our net assets in cash, in short-term tax-exempt securities meeting the above-described quality standards, in commercial paper of comparable investment quality or in obligations of the U.S. Government, its agencies or instrumentalities in order to improve liquidity or to create reserve purchasing power pending other investments. Because interest earned from commercial paper or U.S. Government obligations is taxable for federal income tax purposes, we intend to minimize temporary investments in such short-term securities.


The Fund may invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described above) in private activity bonds, the interest on which would be considered a preference item for purposes of the computation of the federal alternative minimum tax applicable to individuals and corporations. Fund dividends derived from interest may increase the alternative minimum tax liability of corporate shareholders who are subject to that tax based on the excess of their adjusted current earnings over their taxable income.


We are a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of our total assets, we may not invest more than 5% of such total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). As much as 25% of the Funds total assets not subject to the limitation described above could be invested in the securities of a single issuer, resulting in an increased risk of loss to the Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines. The identification of the issuer will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. While generally the State of California and its political subdivisions are not considered issuers, when the assets and revenues of a political subdivision are separate from those of the state government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, then the subdivision would be considered the sole issuer. Similarly, if a revenue bond is backed only by the assets and revenues of a nongovernmental user, then such user would be considered the sole issuer.

We do not intend to invest more than 25% of our total assets in any industry, except that we may, subject to the limits referred to in the preceding three paragraphs, invest more than 25% of our assets in a combination of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in tax-exempt securities, including tax-exempt revenue bonds whether or not the users of any facilities financed by such bonds are in the same industry. Where nongovernmental users are in the same industry, there may be additional risk to us in the event of an economic downturn in such industry, which may result generally in a lowered ability of such users to make payments on their obligations. Electric utility and health care are typical, but not all inclusive of, the industries in which this 25% may be exceeded. The former is relatively stable but subject to rate regulation vagaries. The latter suffers from two main problems affordability and access. Securities issued by governments or their subdivisions are not considered part of any industry.

The Fund may  invest up to 20% of its net  assets  in  residual  interest  bonds
(RIBs) to enhance income and increase portfolio duration. The Fund did not invest more than 15% of its net assets in RIBs at any time during the fiscal year ended August 31, 1995. A RIB, sometimes referred to as an inverse floater, is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the RIB, with the result that when interest rates rise, RIBs give lower interest payments and their values fall faster than other similar fixed-rate bonds. In an effort to mitigate this risk that RIB values may fall farther, the Fund purchases other fixed-rate bonds which are less volatile. When interest rates fall, not only do RIBs give higher interest payments, their values also rise faster than other similar fixed-rate bonds. The market for RIBs is relatively new.

The Fund may invest up to 20% of its net assets in obligations of certain government authorities other than California, such as Puerto Rico, the interest on which is exempt from California personal income tax.

The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then not in excess of 5% of the Funds gross assets (at cost or market value, whichever is lower) at the time of borrowing.

RISK FACTORS. Securities in which we may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and laws which may be enacted extending the time of payment of principal and interest, or both. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for payment of principal and interest may be materially affected or their obligations may be found to be invalid or unenforceable.

The ability of the Fund to achieve its objective is based on the expectation that the issuers of the municipal bonds in the Funds portfolio will continue to meet their obligations for the payment of principal and interest. The following is a brief summary of certain factors affecting the Fund. This summary does not purport to be complete and is based on information derived from publicly available documents related to California, which information has not been independently verified by the Fund. For a more detailed discussion of the risks applicable to the Fund, see the Statement of Additional Information.


CALIFORNIA BONDS -- RISK FACTORS. As disclosed by the State of California in connection with recent bond issues, various constitutional and statutory provisions may affect the ability of issuers of California municipal bonds to meet their financial obligations. Decreases in State and local revenues as a consequence of such provisions may result in reductions in the ability of California issuers to pay their obligations. In addition, starting in 1990, California entered a sustained economic recession, the most severe in the State since the 1930s. Although a steady recovery has been underway since 1994, accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and a reduction of available internal borrowable funds, have combined to significantly deplete the States cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. A full payment of $4 billion of revenue anticipation warrants will be made on April 25, 1996. However, the State expects not to borrow over the end of the 1995-96 fiscal year, and expects to have significant available internal borrowable cash resources and budget reserves at June 30, 1996. As a result of the deterioration in the States budget and cash situation, the States credit rating was reduced in July 1994 by the rating agencies.

The 1995-96 Budget Act is projected to have $44.1 billion of general fund revenues and transfers and $43.4 billion of budgeted expenditures. In addition, the 1995-96 Budget Act anticipates the retirement of the accumulated budget deficit by June 30, 1996.

On December 6, 1994, Orange County, California (the County), together with its pooled investment funds (the Pools) filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. The County has reported the Pools loss at about $1.69 billion, or about 23 percent of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced interim and /or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects.

As of December 20, 1995, none of the Funds net assets were invested in securities issued by Orange County.

PUERTO RICO -- RISK FACTORS. The Fund may have significant investments in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. The economy of Puerto Rico is dominated by diversified manufacturing and service sectors. It is closely integrated, through extensive trade, with that of the mainland United States, and its economic health is closely tied to the price of oil and the state of the U.S. economy. Puerto Rico has a rate of unemployment exceeding the U.S. average.


Puerto Ricos economy has experienced significant growth since fiscal 1989. Continued growth in fiscal 1995 and 1996 will depend on several factors, including the state of the U.S. economy, the relative stability of the price of oil and borrowing costs.

We will not change our investment objective without shareholder approval. If we determine that our objective can best be achieved by a change in investment policy or strategy, we may make such change without shareholder approval by disclosing it in our prospectus.

5   PURCHASES

You may buy our shares through any independent securities dealer having a sales agreement with Lord, Abbett & Co. ("Lord Abbett"), our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett California Tax-Free Income Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000, except for Invest-A-Matic and Div-Move ($250 initial and $50 monthly minimum) and Retirement Plans ($250 minimum). Subsequent investments may be made in any amount. See "Shareholder Services".

The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange (NYSE) by dividing our net assets by the number of shares outstanding. Securities are valued at market value as more fully described in the Statement of Additional Information.

Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett in proper form prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett. A business day is a day on which the NYSE is open for trading.

For information regarding the proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett reserves the right to reject any order.

The offering price is based on the per-share net asset value calculated as of the times described above plus a sales charge as follows:

                            Sales Charge as a         Dealer's
                             Percentage of:          Concession
                                                        as a      To Compute
                                            Net       Percentage   Offering
                              Offering     Amount    of Offering  Price, Divide
        Size of Investment      Price     Invested      Price*      NAV by
        -----------------------------------------------------------------------
        Less than $50,000       4.75%       4.99%       4.00%       .9525
        $50,000 to $99,999      4.75%       4.99%       4.25%       .9525
        $100,000 to $249,999    3.75%       3.90%       3.25%       .9625
        $250,000 to $499,999    2.75%       2.83%       2.50%       .9725
        $500,000 to $999,999    2.00%       2.04%       1.75%       .9800
        $1,000,000 or more        No Sales Charge       1.00%      1.0000


* Lord Abbett may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such period, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett may, from time to time, implement promotions under which Lord Abbett will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbetts own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer.


In selecting dealers to execute portfolio transactions, if two or more dealers are considered capable of providing best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.


VOLUME DISCOUNTS. This section describes several ways to qualify for a lower sales charge if you inform Lord Abbett or the Fund that you are eligible at the time of purchase.
(1) Any purchaser (as described below) may aggregate a purchase in the Fund with purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Fund and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund (LAEF), Lord Abbett Series Fund (LASF), Lord Abbett Research Fund if not offered to the general public (LARF) and Lord Abbett U.S. Government Securities Money Market Fund (GSMMF), except for existing holdings in GSMMF which are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge or from a fund in the Lord Abbett Counsel Group.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $50,000 or more in the Fund or in any of the above eligible funds. If the intended purchases are completed during the period, each purchase will be at the sales charge, if any, applicable to the aggregate of such purchasers intended purchases. If not completed, each purchase will be at the sales charge for the aggregate of the actual purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term purchaser includes (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.


Our shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms directors and employees include a directors or employees spouse (including the surviving spouse of a deceased director or employee). The terms directors and employees of Lord Abbett also include other family members and retired directors and employees. Our shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF, LASF and Lord Abbett Counsel Group, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett or such funds on a continuing basis and are familiar with such funds and (f) subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares (Redeemed Shares) of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemptions have occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our shares. Lord Abbett may suspend or terminate the purchase option referred to in (f) above at any time.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company.

RULE 12B-1 PLAN. We have adopted a Rule 12b-1 Plan (the Plan) which authorizes the payment of distribution fees to dealers (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their shareholder accounts and otherwise to encourage their accounts to remain invested in the Fund and (b) to sell shares of the Fund. Under the Plan, the Fund pays Lord Abbett, who passes on to dealers, (1) an annual fee for services (payable quarterly) of .25% of the average daily net asset value of shares sold by dealers and (2) a one-time 1% sales distribution fee, at the time of sale, on all shares at the $1 million level sold by dealers, including sales qualifying at such level under the rights of accumulation and statement of intention privileges.

Holders of shares on which the 1% sales distribution fee has been paid will be required to pay to the Fund a contingent deferred reimbursement charge of 1% of the original cost or the then net asset value, whichever is less, of all shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (An exception is made for redemptions by tax-qualified plans under Section 401 of the Internal Revenue Code due to plan loan, hardship withdrawals, death, retirement or separation from service with respect to plan participants.) If the shares have been exchanged into another Lord Abbett-sponsored fund and are thereafter redeemed out of the Lord Abbett family on or before the end of such twenty-fourth month, the charge will be collected for the Fund by the other fund. The Fund will collect such a charge for other Lord Abbett-sponsored funds in a similar situation. Shares of a fund or series on which the 1% sales distribution fee has been paid may not be exchanged into a fund or series with a Rule 12b-1 Plan for which the payment provisions have not been in effect for at least one year.

6   SHAREHOLDER SERVICES

We offer the following shareholder services:

Telephone Exchange Privilege: Shares may be exchanged, without a service charge, for those of any other Lord Abbett-sponsored fund except for (i) LAEF, LARF, LASF and Lord Abbett Counsel Group and (ii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale (together, Eligible Funds).

You or your representative with proper identification can instruct the Fund to exchange uncertificated shares (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-521-5315) prior to the close of the NYSE to obtain each funds net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

SYSTEMATIC WITHDRAWAL PLAN: Except for retirement plans for which there is no such minimum, if the maximum offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts.

DIV-MOVE: You can invest the dividends paid on your account ($50 minimum investment) into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC: You can make fixed, periodic investments ($50 minimum investment) into the Fund and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

RETIREMENT PLANS: Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including
Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans, including 401(k) plans.

All correspondence should be directed to Lord Abbett California Tax-Free Income Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141).

7   OUR MANAGEMENT


Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors. We employ Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 65 years and currently manages approximately $18 billion in a family of mutual funds and advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and personnel, pays the remuneration of our officers and our directors affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolio and certain other costs. Lord Abbett provides similar services to fifteen other funds having various investment objectives and also advises other investment clients. Barbara A. Grummel serves as portfolio manager of the Fund and has acted in this capacity since 1990. Prior to joining Lord Abbett, Ms. Grummel was a Vice President of Merrill Lynch Asset Management.

Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended August 31, 1995, the effective fee paid to Lord Abbett as a percentage of average daily net assets was at the rate of .30% for such year. In addition, we pay all expenses not expressly assumed by Lord Abbett. Our ratio of expenses, including management fee expenses, to average net assets for the year ended August 31, 1995 was .76%.


8   DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


Dividends from net investment income may be taken in cash or reinvested in additional shares at net asset value without a sales charge. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the payable date.

A long-term capital gains distribution is made when we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. Any capital gains distribution will be made annually in September. You may take it in cash or reinvest it in additional shares at net asset value without a sales charge.

Dividends and distributions may be paid in December or January. Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code. We will try to distribute to shareholders all our net investment income and net realized capital gains, so as to avoid the necessity of the Fund paying federal income tax. Distributions derived from net long-term capital gains which are designated by the Fund as capital gains dividends will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares. Under current law, net long-term capital gains are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Legislation is pending in Congress as of the date of this Prospectus which would have the effect of reducing the federal income tax rate on capital gains.


Dividends derived from our interest income on obligations exempt from federal income tax, when designated by the Fund as exempt-interest dividends, will be exempt from federal income tax when received by shareholders. Exempt-interest dividends derived from interest income on municipal bonds issued by the State of California and its political subdivisions, agencies and instrumentalities and on obligations of the federal government or certain other government authorities (for example, Puerto Rico) paid to individual shareholders will be exempt from California personal income tax. Such dividends may be subject to California franchise taxes and corporate income taxes if received by a corporation subject to such taxes and to state and local taxes in states other than California.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury for federal income taxes a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund) and of any taxable dividend or distribution on any account where the payee failed to provide a correct taxpayer identification number or to make certain required certifications.

Shareholders receiving Social Security benefits and certain railroad retirement benefits may be subject to federal income tax on up to 85% of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other distributions paid by the Fund. The tax will be imposed on up to one-half of such benefits only when the sum of the recipients adjusted gross income (plus miscellaneous adjustments), tax-exempt interest income and one-half of Social Security income exceed $25,000 for individuals ($32,000 for individuals filing a joint return). The tax will be imposed on up to 85% of such benefits only when such sum exceeds $34,000 for individuals ($44,000 for individuals filing a joint return). Shareholders receiving such benefits should consult their tax advisers.

Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders annually. You should consult your tax adviser on state, local and alternative minimum taxes as well as on the tax consequences of gains or losses from the redemption or exchange of our shares.

9   REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the expedited procedures described above to redeem shares directly, send your request to Lord Abbett California Tax-Free Income Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three business days. The Fund may suspend the right to redeem shares for not more than three days (or longer under unusual circumstances as permitted by Federal law). If you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared. Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbetts business day, you will receive the net asset value of the shares being redeemed as of the close of the NYSE on that day.

If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest into another account having the identical registration in any of the Eligible Funds, at the then applicable net asset value of the shares being purchased, without the payment of a sales charge. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the amount of the redemption proceeds.

Under certain circumstances and subject to prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.


TAX-QUALIFIED   PLANS:  For  redemptions  of  $50,000  or  less,  follow  normal redemption procedures. Redemptions over $50,000 must be received by the Fund prior to, or concurrent with, the redemption request.


10  PERFORMANCE


Lord Abbett California Tax-Free Income Fund completed fiscal 1995 on August 31 with net assets totaling $296.3 million and a net asset value of $10.41 per share versus $10.45 one year earlier. Dividends totaling $.590 per share were paid over this period. The Funds total return (the percentage change in net asset value assuming the reinvestment of all distributions) was 5.6% for the year.

Throughout most of 1994 the fixed-income markets reacted negatively to the Federal Reserve (the Fed) raising short-term interest rates a total of six times in an attempt to slow economic activity. However, by early 1995, as evidence of an economic slowdown surfaced, inflationary pressures began to recede. On July 6, the Fed lowered the Federal Funds Rate for the first time in almost three years from 6% to 5.75%; the fixed-income markets responded with a strong rally.

For fiscal 1995, high-quality, long-term municipals were an important part of our strategy for the Fund and will continue to be. The high quality of these securities should enhance portfolio value as credit quality and liquidity concerns remain in the marketplace.

We anticipate more stable interest rates and, while net asset values may fluctuate in the interim, we believe modest economic growth and low inflation should provide a positive environment for investors in the months ahead.


YIELD AND TOTAL RETURN. Yield, tax-equivalent yield and total return data may, from time to time, be included in advertisements about the Fund. Yield is calculated by dividing the Funds annualized net investment income per share during a recent 30-day period by the maximum offering price per share on the last day of that period. Tax-equivalent yield is calculated by dividing that portion of the Funds yield (as determined above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Funds yield that is not tax exempt. The Funds yield and tax-equivalent yield reflect the deduction of the maximum initial sales charge and reinvestment of all income dividends and capital gains distributions. Total return for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price. Total return also may be presented for other periods or based on investment at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum initial sales charge would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See Past Performance in the Statement of Additional Information for a more detailed discussion.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFER IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.
NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY THE FUND AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN.

Comparison of a change in value of a $10,000 investment in the Fund, assuming reinvestment of all dividends and distributions, Lippers Average of California tax-free funds and the Lehman Brothers Municipal Bond Index.


            The Fund        The Fund    Lippers Average     Lehman Brothers
          at Net Asset     at Maximum    of California      Municipal Bond
Date         Value       Offering Price  tax-free funds         Index
-------------------------------------------------------------------------------
8/31/85     $10,000         $ 9,520         $10,000         $10,000
8/31/86      12,003          11,427          12,019          12,309
8/31/87      12,199          11,614          12,258          12,879
8/31/88      13,042          12,417          13,040          13,765
8/31/89      14,564          13,866          14,514          15,277
8/31/90      15,390          14,652          15,245          16,258
8/31/91      17,376          16,542          16,988          18,175
8/31/92      19,424          18,493          18,777          20,203
8/31/93      22,225          21,160          21,159          22,668
8/31/94      21,484          20,455          20,867          22,708
8/31/95      22,682          21,596          22,318          24,722



         Average Annual Total Return (4)

  1 Year         5 Years        Life of Fund
  +0.60%         +7.01%            +8.01%

(1) Performance numbers for the Lehman Brothers Municipal Bond Index do not reflect transaction costs or management fees. An investor cannot invest directly in this Index. This Index is unmanaged and composed of municipal bonds from many different states and, therefore, it may not be valid to compare it to a California municipal bond portfolio, such as the Funds.
(2)  Source: Lipper Analytical Services.
(3)  Data reflects the deduction of the maximum sales charge of 4.75%.
(4) Total return is the percent change in value, after deduction of the maximum sales charge of 4.75%, with all dividends and distributions reinvested for the periods shown ending August 31, 1995 using the SEC-required uniform method to compute such return. A portion of the Funds management fee has been waived.


UNDERWRITER AND INVESTMENT MANAGER
Lord, Abbett & Co.
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

CUSTODIAN
The Bank of New York
48 Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141 800-821-5129

AUDITORS
Deloitte & Touche LLP

COUNSEL
Debevoise & Plimpton

LORD ABBETT

PROSPECTUS '96
JANUARY 1, 1996

APPLICATION INSIDE

LORD ABBETT CALIFORNIA TAX-FREE INCOME FUND

A MUTUAL FUND SEEKING AS HIGH A LEVEL OF INTEREST INCOME EXEMPT FROM BOTH FEDERAL INCOME TAX AND CALIFORNIA PERSONAL INCOME TAX AS IS CONSISTENT WITH PRESERVATION OF CAPITAL.

LORD ABBETT & CO.
INVESTMENT MANAGEMENT
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

LORD ABBETT
STATEMENT OF ADDITIONAL INFORMATION                    JANUARY 1, 1996



                                  LORD ABBETT
                        CALIFORNIA TAX-FREE INCOME FUND




This Statement of Additional Information is not a prospectus. A prospectus may be obtained from your securities dealer or from Lord, Abbett & Co. ("Lord Abbett") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated January 1, 1996.


The Fund was incorporated under Maryland law on May 21, 1985. Our authorized capital stock consists of a single class of 1,000,000,000 shares, $.001 par value. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidations. They are fully paid and nonassessable when paid for and issued and have no preemptive or conversion rights.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.


                    TABLE OF CONTENTS                                   Page

1.                Investment Objective and Policies                          2

2.                Directors and Officers                                     4

3.                Investment Advisory and Other Services                     6

4.                Portfolio Transactions                                     7

5.                Purchases, Redemptions and Shareholder Services            8

6.                Taxes                                                      12

7.                Risk Factors Relating to California and Puerto Rico
                  Municipal Bonds                                            13

 8.               Past Performance                                           16

 9.               Information About the Fund                                 17

10.               Financial Statements                                       17

                                       1.
                       Investment Objective and Policies

The Fund's investment objective and policies are described in the Prospectus on the cover page and under "How We Invest", respectively. In addition to those policies described in the Prospectus, we are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. We may not: (1) sell short or buy on margin, although we may obtain short-term credit necessary for the clearance of purchases of securities;
(2) buy or sell put, call, straddle or spread options; (3) borrow money except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 5% of our gross assets (at cost or market value, whichever is lower) at the time of borrowing; (4) invest knowingly more than 10% of our gross assets, taken at market value at the time of purchase, in securities or other assets not readily marketable or subject to legal or contractual restrictions on resale; (5) act as underwriter of securities issued by others, except to the extent that in connection with the disposition of our portfolio securities we may be deemed to be an underwriter under federal securities laws; (6) make loans, except for the purchase of debt securities in which we may invest, consistent with our investment objective and policies; (7) buy or sell real estate, including real estate mortgages, in the ordinary course of our business, except that we may invest in marketable securities secured by real estate or interests therein; (8) buy securities issued by any other open-end investment company except pursuant to a merger, acquisition or consolidation; (9) buy or sell commodities or commodities contracts (for this purpose, financial futures contracts are not deemed to be commodities or commodities contracts); (10) with respect to 75% of our gross assets, buy securities if the purchase would then cause us to have more than 5% of our gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for purposes of this restriction, the identification of the "issuer" will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the security but, generally, the State of California and its political subdivisions are not considered "issuers") or (11) invest more than 25% of our gross assets taken at market value at the time of purchase in any one industry (tax-exempt securities and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not considered securities of an "industry" for purposes of this restriction).

We have no present intent to invest in financial futures contracts. Any investments in such contracts will be made only after information concerning such investments has been disclosed in our Prospectus.


For the year ended August 31, 1995, our portfolio turnover rate was 100.20% versus 86.05% for the prior year.


CALIFORNIA MUNICIPAL BONDS

In general, California Municipal Bonds are debt obligations issued by or on behalf of California and its political subdivisions, agencies and instrumentalities and which meet the requirements of Section 103 of the Internal Revenue Code of 1986, as amended, in the opinion of bond counsel to the issuer. California Municipal Bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "California Municipal Bonds" includes certain types of industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. The interest on California Municipal Bonds is exempt from federal income tax and California personal income tax in the hands of investors.

The two principal classifications of California Municipal Bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the pledge of the faith, credit, and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds are in most cases revenue bonds and generally do not constitute the pledge of the credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of California Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors.


The yields on California Municipal Bonds are dependent on a variety of factors, including general money market conditions, supply and demand, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


DESCRIPTION OF FOUR HIGHEST MUNICIPAL BOND RATINGS

Moody's describes its four highest ratings for municipal bonds as follows:

"Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

S&P describes its four highest ratings for municipal bonds as follows:

"AAA: Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated ' AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Fitch describes its four highest ratings for municipal bonds as follows:

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt to these issuers is generally rated `F-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payments. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       2.
                             Directors and Officers


The following directors are partners of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the fifteen other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Investment Company Act of 1940, as amended, (the "Act") and as such , may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Ronald P. Lynch, age 60, Chairman
Robert S. Dow, age 50, President


The following outside directors are also directors or trustees of the fifteen other Lord Abbett-sponsored funds referred to above except for Lord Abbett Research Fund, Inc., of which only Messrs. Millican and Neff are directors.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 54.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 65.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 70.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm that specializes in strategic planning and customer-specific marketing. Formerly Acquisition Consultant, The Noel Group, a private consulting firm (1994). Formerly Chairman and Chief Executive Officer of Lincoln Foods, Inc., manufacturer of branded snack foods (1992-1994). Formerly President and Chief Executive Officer of Nestle Foods Corporation, a subsidiary of Nestle S.A. (Switzerland). Age 62.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 67.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

President of Spencer Stuart & Associates, an executive search consulting firm. Age 58.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the retirement plan for outside directors maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.



                                 For the Fiscal Year Ended August 31, 1995
                                 -----------------------------------------

         (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or             Estimated Annual       For Year Ended
                                               Retirement Benefits    Benefits Upon          December 31, 1994
                                               Accrued by the         Retirement Proposed    Total Compensation
                           Aggregate           Fund and               to be Paid by the      Accrued by the Fund and
                           Compensation        Fifteen Other Lord     Fund and Fifteen       Fifteen Other Lord
                           Accrued by          Abbett-sponsored       Other Lord Abbett-     Abbett-sponsored
Name of Director           the Fund1           Fund                   sonsored Funds2        Funds3
----------------           ------------        -------------------    -------------------    ------------------------

E. Thayer Bigelow4         $  830              $ 9,772                $33,600                $ 8,400

Thomas F. Creamer5         $  --               $26,084                $33,600                $29,650

Stewart S. Dixon           $1,085              $22,472                $33,600                $ 4,300

John C. Jansing            $1,085              $28,480                $33,600                $42,500

C. Alan MacDonald          $1,060              $27,435                $33,600                $41,500

Hansel B. Millican, Jr.    $1,073              $24,707                $33,600                $41,750

Thomas J. Neff             $1,053              $16,126                $33,600                $41,200



1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. Fees payable by the Fund to its outside directors are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The amounts of the aggregate compensation payable by the Fund for the fiscal year ended August 31, 1995 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments through the end of such year, were as follows: Mr. Bigelow, $876; Mr. Dixon, $20,872; Mr. Jansing, $21,669; Mr. MacDonald, $9,464; Mr.
     Millican, $21,645 and Mr. Neff, $20,872

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated, except in the case of Mr. Creamer, would be payable annually under such retirement plans if the director were to retire at age 72 and the annual retainers payable by such funds were the same as they are today. The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds during the fiscal year ended August 31, 1995 with respect to the retirement benefits in column 4.

3. This column shows aggregate compensation, including director's fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1994.

4.   Mr. Bigelow was elected a director of the Fund on October 19, 1994.

5. Mr. Creamer retired as a director of the Fund effective September 21, 1994. The stated amount of his retirement income (column 4) is the annual amount payable to him by the Lord Abbett-sponsored funds before reduction for a joint-and-survivor spousal benefit.


Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Carper, Cutler, Dow, Henderson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others are employees: Barbara A. Grummel (with Lord Abbett since 1990 - formerly Vice President, Merrill Lynch Asset Management), Executive Vice President; Kenneth B. Cutler, age 63, Vice President and Secretary; Stephen
I. Allen, age 42; Daniel E. Carper, age 43; Robert S. Dow, age 50; Thomas S. Henderson, age 63; Robert G. Morris, age 51, E. Wayne Nordberg, age 59; John J. Gargana, Jr., age 64; Paul A. Hilstad, age 53 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 53; Victor W. Pizzolato, age 63; John J. Walsh, age 58, Vice Presidents; and Keith F. O'Connor, age 40, Treasurer.


The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.


As of November 30, 1995, our officers and directors as a group owned less than 1% of our outstanding shares.


                                       3.
                     Investment Advisory and Other Services


As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The nine general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Thomas S. Henderson, Ronald P. Lynch, Robert
G. Morris, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.


The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement described in the Prospectus, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets of the Fund for each month, at the annual rate of .5 of 1%. In addition, we pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 plan expenses; outside directors' fees and expenses; association membership dues; legal and auditing fees; taxes; transfer and dividend disbursing agent fees; shareholder servicing costs; expenses relating to shareholder meetings; expenses of preparing, printing and mailing stock certificates and shareholder reports; expenses of registration of our shares under federal, state and foreign securities laws; expenses of preparing, printing and mailing prospectuses to existing shareholders; insurance premiums; brokerage; and other expenses connected with executing portfolio transactions.


Although its not obligated to do so, Lord Abbett may waive all or a portion of its management fee and has assumed or may assume certain other expenses of the Fund. For the fiscal years ended August 31, 1993, 1994, and 1995 Lord Abbett waived $550,402, $700,551 and $306,758, respectively, and received $824,063,
$1,038,045 and $1,217,777, respectively, of its management fee.

Pursuant to California securities regulations, we limit operating expenses (including management fees but excluding taxes, interest, extraordinary expenses and brokerage commissions) to a certain percentage of average net assets with excess expenses to be reimbursed each year by Lord Abbett to the extent of its management fee. Lord Abbett will reimburse us for any such excess expenses by reducing its management fee prior to each scheduled monthly payment of such fee. The expense limitation is currently 2 1/2% of average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. The expense limitation is a condition of the registration of investment company shares for sale in California and may be changed or removed.


Lord Abbett serves as the Fund's principal underwriter.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the audit of financial statements included in our annual report to shareholders.


The Bank of New York ("BNY"), 48 Wall St., New York, New York 10286, serves as the Fund's custodian. BNY succeeded to the custodial business of the Fund's former custodian, Morgan Guaranty Trust Company of New York.


                                       4.
                             Portfolio Transactions


Purchases and sales or portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or purchased from or sold to a market maker for the securities. Therefore, the Fund usually will pay no brokerage commissions on such transaction. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from or sales to dealers serving as market makers will include a dealer's markup or markdown. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in
Section 28 (e) of the Securities Exchange Act of 1934.


Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including dealer markups and markdowns and any brokerage commissions. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for the negotiation of prices and any commissions.


We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

                                       5.
                Purchases, Redemptions and Shareholder Services

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  described  in  the   Prospectus   under   "Purchases"   and
"Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The maximum offering price of our shares on August 31, 1995 was computed as follows:


Net asset value per share (net assets
divided by shares outstanding).........................................$10.41

Maximum offering price per share (net
asset value divided by .9525)..........................................$10.92


The Fund has entered into a distribution agreement with Lord Abbett under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Fund and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett's judgment, a substantial distribution can be obtained by reasonable efforts.

For the fiscal years ended August 31, 1995, 1994 and 1993, Lord Abbett as our principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers as follows:



                                                  Year Ended August 31,
                                                  ---------------------

                                          1995              1994              1993
                                          ----              ----              ----

Gross sales charge                      $561,169        $ 2,172,440        $3,305,871

Amount allowed to dealers               $488,132          1,888,949         2,869,584
                                                         ----------        ----------

Net commissions received by
Lord Abbett                              $73,037          $ 283,491        $  436,287
                                         =======          =========        ==========


As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act. In adopting the Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The expected benefits include greater sales and lower redemptions of Fund shares, which should allow the Fund to maintain a consistent cash flow, and a higher quality of service to shareholders by dealers than would otherwise be the case. During the last fiscal year, the Fund accrued or paid through Lord Abbett to dealers $790,656 under the Plan. Lord Abbett uses all amounts received under the Plan for payments to dealers for (i) providing continuous services to the Fund's shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.


The Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Fund's Board of Directors and of the Fund's directors who are not interested persons of the Fund within the meaning of the Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on such Plan and agreements. The Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of the Fund's outstanding voting securities and the approval of a majority of the Fund's directors, including a majority of the outside directors. The Plan may be terminated at any time by vote of a majority of the Fund's outside directors or by vote of a majority of the Fund's outstanding voting securities.


As stated in the Prospectus, a 1% contingent deferred reimbursement charge ("CDRC") is imposed with respect to those shares (or shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time 1% 12b-1 sales distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

No CDRC is payable on redemptions by tax qualified plans under section 401 of the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants. The CDRC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a large, long-term shareholder account in the Fund. Shares of a fund or series on which such 1% sales distribution fee has been paid may not be exchanged into a fund or series with a Rule 12b-1 plan for which the payment provisions have not been in effect for at least one year.

The other Lord Abbett-sponsored funds and series which participate in the Telephone Exchange Privilege (except Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF") and certain series of Lord Abbett Tax-Free Income Fund, Inc. and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect (collectively, the "Series")) have instituted a CDRC on the same terms and conditions. No CDRC will be charged on an exchange of shares between Lord Abbett funds. Upon redemption of shares out of the Lord Abbett family of funds, the CDRC will be charged on behalf of and paid to the fund in which the original purchase (subject to a CDRC) occurred. Thus, if shares of a Lord Abbett fund are exchanged for shares of another such fund and the shares tendered ("Exchanged Shares") are subject to a CDRC, the CDRC will carry over to the shares being acquired, including GSMMF ("Acquired Shares"). Any CDRC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although GSMMF and the Series will not pay a 1% sales distribution fee on $1 million purchases of their own shares, and will therefore not impose their own CDRC, GSMMF will collect the CDRC on behalf of other Lord Abbett funds. Acquired shares held in GSMMF which are subject to a CDRC will be credited with the time such shares are held in that fund.

In no event will the amount of the CDRC exceed 1% of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDRC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 1% sales distribution fee on issuance (including shares acquired through reinvestment of dividend income and capital gains distributions) or
(iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred. In determining whether a CDRC is payable, (a) shares not subject to the CDRC will be redeemed before shares subject to the CDRC and (b) of shares subject to a CDRC, those held the longest will be the first to be redeemed.

Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), Lord Abbett Research Fund if not offered to the general public ("LARF"), and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a sales charge or from a fund in the Lord Abbett Counsel Group) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment. Shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge or from Lord Abbett Counsel Group) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge.

As stated in the Prospectus, our shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms " directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our shares also may be  purchased  at net asset value (a) at $1 million or more,
(b) with dividends and distributions from other Lord Abbett-sponsored funds, except for LARF, LAEF, LASF and Lord Abbett Counsel Group, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, and (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett or such funds on a continuing basis and are familiar with such funds. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett and/or the Fund has business relationships.

Our shares also may be purchased at net asset value, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our shares. Lord Abbett may suspend, change or terminate this purchase option at any time.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares for those of Lord Abbett-sponsored funds currently offered to the public with a sales charge and GSMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the fund into which the exchange is made.

Shareholders in such other funds have the same right to exchange their shares for the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF (unless a sales charge was paid on the initial investment). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except LASF which offers its shares only in connection with certain variable annuity contracts, LAEF which is not issuing shares, LARF and Lord Abbett Counsel Group.

A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

Shareholders in the other Lord Abbett funds listed above who are residents of California, Arizona, Colorado, District of Columbia, Nevada, Wyoming, Hawaii or New Jersey (other than shareholders of GSMMF unless a sales charge was paid on the initial investment) have the same right to exchange their shares for the Fund's shares.
All such shareholders have this privilege unless they refuse it in writing.

                                       6.
                                     Taxes

In order for the Fund to qualify to pay dividends which are exempt from federal income tax, at the end of each fiscal quarter at least 50% of the Fund's total assets must be invested in obligations exempt from federal income tax.

Moreover, dividends derived from interest on California Municipal Bonds or obligations of the Federal government or certain other government authorities (for example, Puerto Rico) will be exempt from California personal income tax only if at least 50% of the Fund's total assets are invested in any combination of such obligations at the end of each fiscal quarter.

The value of any shares redeemed by the Fund or repurchased through dealers may be more or less than your tax basis in the shares at the time the redemption or repurchase is made. Any gain (or loss) realized generally will be taxable (or deductible) for federal and California tax purposes. However, if you have shares redeemed which you have held for 6 months or less, any capital loss realized on such a redemption will be disallowed for federal income tax and California personal income tax purposes to the extent of any tax-exempt distributions which you have received on the shares. Any loss realized on the sale of Fund shares which you have held for six months or less will be treated for federal income tax and California personal income tax purposes as a long-term capital loss to the extent of any capital gains distribution which you received with respect to the shares.

Taxable distributions paid by the Fund will not qualify for the federal dividends-received deduction for corporations.

Our shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds, or persons related to such "substantial users." Such persons should consult their tax advisers before investing in shares of the Fund.

The Fund will be subject to a 4 percent nondeductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund may not be deductible in whole or in part for federal or California personal income tax purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Certain financial institutions and property and casualty insurance companies may be subject to special rules not discussed above and should consult their tax adviser prior to purchasing shares of the fund.

Except as discussed in the Prospectus with respect to California personal income taxes, the receipt of dividends from the Fund may be subject to tax under laws of states or localities. You should consult your tax adviser on state and local tax matters.

                                       7.
                            Risk Factors Relating to
                   California Municipal and Puerto Rico Bonds


CALIFORNIA BONDS

Since the California Trust invests primarily in California municipal bonds, it is affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Certain provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to maintain debt service on their obligations. Based on certain recent official statements describing California municipal bonds and other official statements of the State of California, the following is a very brief summary of some of the above-mentioned developments.

General -- Starting in mid-1990, the State entered a sustained economic recession, somewhat later than the rest of the nation. It was the most severe recession in the State since the 1930's, with job losses estimated at over 800,000 particularly in the manufacturing (predominately aerospace), services and construction sectors. The greatest effects were felt in Southern California. A significant portion of these losses were linked to post-Cold War cuts in the federal defense budget and military base closures. The trough of the recession is estimated to have occurred in late 1993, again later than for the nation as a whole. Although a steady recovery has been underway since 1994, pre-recession employment levels are not expected to be reached until later in the decade.

The recession seriously affected State General Fund revenues, and increased expenditures for health and welfare programs. The State in recent years has faced a structural imbalance in its budget with the largest programs supported by the General Fund -- K-14 education, health, welfare and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits, with expenditures exceeding revenues for four of the five fiscal years ending with 1991-92. By June 30, 1994, the State's General Fund had an accumulated deficit, on a budget basis, of approximately $2 billion. By June 30, 1995, however, with economic recovery well underway in the State, the budget deficit had decreased to an estimated $630 million.

The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, combined to significantly deplete the State's cash resources to pay its on going expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. The Department of finance projected cash flow borrowings in the 1995-96 fiscal year would be the smallest in many years, comprising about $2 billion of notes to be issued, in April, 1996, and maturing by June 30, 1996. With full payment of $4 billion of revenue anticipation warrants on April 25, 1996, the Department saw no further need for borrowing over the end of the fiscal year. The available internal borrowable cash resources of the General Fund at June 30, 1996 were projected at almost $2 billion.

The Legislature has placed a $2 billion general obligation bond measure for seismic safety projects on the March, 1996 statewide ballot.

On December 6, 1994, Orange county, California (the "County") together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Pools. The County has reported the Pools' loss at about $1.69 billion, or about 23 percent of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects.

The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities.

On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's lowered its rating from "Aa" to "A1", S&P lowered its rating from "A+" to "A" and termed its outlook as "stable", and Fitch lowered its rating from "AA" to "A".

The 1995-96 Budget Act is projected to have $44.1 billion of General Fund revenues and transfers and $43.4 billion of budgeted expenditures. In addition, the 1995-96 Budget Act anticipates the retirement of, the accumulated budget deficit by June 30, 1996, and the budget reserve, the "Special Fund for Economic Uncertainties", was projected to have a positive balance of $28 million at that date, after repaying the last of the carryover budget deficit.

On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.



Article  XIII B of the  California  Constitution.  In  1979,  California  voters
-------------------------------------------------
adopted Article XIII B to the California Constitution, imposing an appropriations limit (the "Appropriations Limit") on the spending authority of the State. Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.)

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979 or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. In addition, a number of recent initiatives were structured to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article XIII B limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 98 in 1988). The Appropriations Limit also may be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the Appropriations Limit for the succeeding three years must be reduced by the amount of the excess.

Proposition  98. On November 8, 1988,  voters of the State approved  Proposition
----------------
98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.


Proposition 98 permits the Legislature, by two-thirds vote of both Houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.


The effect of these various constitutional and statutory amendments upon the ability of California issuers to pay interest and principal on their obligations remains unclear and in any event may depend upon whether a particular California Municipal Bond is a general or limited obligation bond (limited obligation bonds generally being less affected by such changes) and on the type of security, if any, provided for the bond. It is possible that other measures affecting the taxing or spending authority of the State of California or its political subdivisions may be approved or enacted in the future.

PUERTO RICO BONDS


The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, scientific instruments, computers, microprocessors, medical products and electrical products and certain high technology machinery and equipment. The service sector, including wholesale and retail trade, finance, insurance and real estate, also plays a major role in the economy. The service sector ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector.

Much of the development of the manufacturing sector in Puerto Rico can be attributed to various federal and Commonwealth tax incentives, most notably
Section 936 of the Internal Revenue Code and the Commonwealth's Industrial Incentives Program.

Legislation  is currently  pending in Congress  which,  if passed,  would repeal section 936, which allows companies with operations in Puerto Rico and other U.S. territories to receive a credit to be used against U.S. tax on certain income from operations.

Puerto Rico's economy is closely integrated with that of mainland United States. During fiscal 1994, approximately 87% of Puerto Rico's exports were to the United States mainland, which also was the source of approximately 67% of Puerto Rico's imports. In fiscal 1994, Puerto Rico experienced a $4.3 billion positive adjusted merchandise trade balance.

Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1990 through fiscal 1994, and affected almost every sector of its economy and resulted in record levels of employment (although Puerto Rico's unemployment rate has chronically exceeded the average for the United States). Factors behind this expansion included Commonwealth-sponsored economic development programs, the relatively stable prices of oil imports, periodic declines in the exchange value of the United States dollar, the level of federal transfers and the relatively low cost of borrowing during the period.

Growth in fiscal 1996 will depend on several factors, including the state of the United States economy and relative stability of the price of oil imports increases in visitors to the island and in exports, the exchange value of the U.S. dollar, the level of federal transfers and the cost of borrowing.

The Constitution of Puerto Rico provides that public debt of the Commonwealth will constitute a first claim on available Commonwealth revenues. Public debt includes general obligation bonds and notes of the Commonwealth and any payments required to be made by the Commonwealth under its guarantees of bonds and notes issued by its public instrumentalities.

The Constitution of Puerto Rico also provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and covered into the Treasury of Puerto Rico (principally income taxes, property taxes and excise taxes) in the two fiscal years preceding the then current fiscal year.

With the approval of the North American Free Trade Agreement by the United States Congress which is intended to eliminate certain restrictions on trade between Canada, the United States and Mexico, certain of Puerto Rico's industries, including those that are lower salaried and labor intensive, may face increased competition from Mexico. However, Puerto Rico's favorable investment environment, skilled work force, infrastructure development and tax structure (especially Section 936) would tend to create expanded trade opportunities for Puerto Rico in sectors such as pharmaceuticals and high-technology manufacturing.



                                       8.
                                Past Performance

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.


Using the method described above to compute average annual compounded rates of total return, the Fund's total annual returns for the last one-year, five-year and life-of-Fund periods ended August 31, 1995 amounted to 0.60%, 7.01% and 8.01%, respectively.


The Fund's yield quotation is based on a 30-day period ended on a specified date, computed by dividing the Fund's net investment income per share earned during the period by the Fund's maximum offering price per share on the last day of the period. This is determined by finding the following quotient: Take the Fund's dividends and interest earned during the period minus its expenses accrued for the period (net of reimbursements) and divide by the product of (i) the average daily number of Fund shares outstanding during the period that were entitled to receive dividends, multiplied by (ii) the Fund's maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then, one is subtracted from the product of this multiplication and the remainder is multiplied by two. For the 30-day period ended August 31, 1995, the yield for the Fund was 5.07%.


The Fund's tax-equivalent yield is computed by dividing that portion of the Fund's yield (as determined above) which is tax exempt by one minus a stated income tax rate (43.04% in this case) and adding the product to that portion, if any, of the Fund's yield that is not tax exempt. For the 30-day period ended on August 31, 1995, the tax-equivalent yield for the Fund was 8.90%.

It is important to remember that these figures represent past performance and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       9.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                      10.
                              Financial Statements


The financial statements for the fiscal year ended August 31, 1995 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1995 Annual Report to Shareholders of Lord Abbett California Tax-Free Income Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.